SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - November 22, 2006

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------
State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

             570 Lausch Lane
         Lancaster, Pennsylvania                      17601
---------------------------------------          --------------
(Address of principal executive offices)           (Zip Code)



        Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

            101 East Main Street, P.O. Box 567
                  Mount Joy PA  17552-0567
----------------------------------------------------------------
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers;
           Election of Directors; Appointment of
           _____________________________________________
           Principal Officers
           _____________________________________________

           Union National Financial Corporation and the Board of
           Directors announced that Thomas J. McGrath,
           DVM,MS,PhD has been appointed to the Board of Directors of both Union National Financial
           Corporation and Union National Community Bank, effective November 22, 2006.

           In addition to his participation on the Board, Dr. McGrath will serve on the Asset/Liability Committee and the Property and Building Committee of Union National Financial Corporation. He is the owner of the Donegal Animal Hospital, PC in Mount Joy PA. Mr. McGrath serves on the State Board of Veterinary Medicine in the Commonwealth of PA and on the board of the Pet Emergency Treatment Services (P.E.T.S.). He is also a member of the American Veterinary Medical Association, Pennsylvania Veterinary Medical Association, and the Conestoga Veterinary Association.

           Dr.McGrath is a class C director who will stand for election at the 2008 Annual Meeting of Shareholders.

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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL
CORPORATION
                             (Registrant)


Dated: November 22, 2006       /s/Mark D. Gainer
                             ----------------------------------
                             Mark D. Gainer,
                             Chairman, President & Chief
                             Executive Officer
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